Summary Prospectus and Prospectus Supplement

June 16, 2023

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Supplement dated June 16, 2023 to

the Morgan Stanley Institutional Fund Trust

Summary Prospectus and Prospectus dated January 27, 2023

Ultra-Short Municipal Income Portfolio (the “Fund”)

Morgan Stanley Institutional Fund Trust

Important Notice Regarding Change in Fund Name and Investment Policy

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) has approved various changes to the Ultra-Short Municipal Income Portfolio (the “Fund”), including: (i) changing its name from “Ultra-Short Municipal Income Portfolio” to “Short Duration Municipal Income Portfolio”; (ii) changing its benchmark from the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index to the ICE BofA 1-3 Year US Municipal Securities Index; (iii) amending its principal investment strategy to target a dollar-weighted average portfolio duration of less than three years, under normal circumstances, change the permissible credit quality of the Fund’s investments and permit investment in derivatives; and (iv) updating its dividend policy from declaring income dividends daily on each business day and paying them monthly to shareholders to declaring income dividends monthly and paying them to shareholders monthly. In addition, the portfolio managers for the Fund will change from Jonas Kolk and Julie Callahan to Julie P. Callahan, Paul Metheny and Carl Thompson. Each of these changes will be effective July 31, 2023 (the “Effective Date”).

Implementation of these strategy changes may result in transaction costs and have tax consequences. Based on the Fund’s current estimated capital gains and/or losses and current capital loss carryforwards, which are subject to change based on future portfolio activity during the Fund’s remaining fiscal year, such tax consequences are currently expected to be immaterial to the Fund. The Fund’s adviser, Morgan Stanley Investment Management Inc., intends to gradually transition the Fund’s portfolio holdings in order to facilitate operating consistent with the Fund’s new investment strategy beginning on the Effective Date or shortly thereafter. These changes may increase certain risks of investing in the Fund.

Accordingly, on the Effective Date, the Summary Prospectus and the Prospectus will be amended as follows:

All references to “Ultra-Short Municipal Income Portfolio” will be deleted and replaced with “Short Duration Municipal Income Portfolio.”

The sections of the Summary Prospectus titled “Principal Investment Strategies” and the Prospectus titled “Fund Summary—Ultra-Short Municipal Income Portfolio—Principal Investment Strategies” will be deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. The Fund may also invest in variable and floating rate demand instruments and tender option bonds.

The Fund may invest up to 100% of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. In addition, the Fund may invest up to 20% of its assets in securities subject to federal income tax.

The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more states, territories and economic sectors (such as housing, hospitals, healthcare facilities or utilities). At least 85% of the Fund’s net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa3 or higher by Moody’s Investors Service, Inc (“Moody’s”), or BBB- or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the Adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the Adviser (“junk bonds”). The Fund will not invest more than 5% of its net assets in obligations rated below B3 by Moody’s, or B- by either S&P or Fitch, or in unrated obligations considered to be of comparable quality by the Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

Under normal circumstances, the Fund intends to maintain a dollar-weighted average portfolio duration of less than three years; however, the Fund may invest in individual municipal obligations of any maturity.

The Adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the Adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. The portfolio managers also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to federal alternative minimum tax. The Fund may not be suitable for investors subject to the federal alternative minimum tax.

The Fund may, but is not required to, use derivatives and similar instruments, such as residual interest bonds, futures contracts and options thereon, interest rate swaps and forward rate agreements, for a variety of purposes, including hedging, to seek total return or as a substitute for the purchase or sale of securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The following will be added to the end of the sections of the Summary Prospectus titled “Principal Risks” and the Prospectus titled “Fund Summary—Ultra-Short Municipal Income Portfolio—Principal Risks”:

•	Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

•	Derivatives. Derivatives and other similar instruments often have risks similar to those of the underlying asset or instrument, including market risk, and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The sections of the Summary Prospectus titled “Fund Management—Portfolio Managers” and the Prospectus titled “Fund Summary—Ultra-Short Municipal Income Portfolio—Fund Management—Portfolio Managers” will be deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Municipals team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Julie P. Callahan, CFA	Managing Director	May 2023
Paul Metheny, CFA	Executive Director	July 2023
Carl Thompson, CFA	Executive Director	July 2023

The section of the Prospectus titled “Details of the Funds—Ultra-Short Municipal Income Portfolio—Approach” will be deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. The Fund may also invest in variable and floating rate demand instruments and tender option bonds.

The Fund may invest up to 100% of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. In addition, the Fund may invest up to 20% of its assets in securities subject to federal income tax.

The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more states, territories and economic sectors (such as housing, hospitals, healthcare facilities or utilities). At least 85% of the Fund’s net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa3 or higher by Moody’s, or BBB- or higher by either S&P or Fitch) or, if unrated, determined by the Adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the Adviser (“junk bonds”). The Fund will not invest more than 5% of its net assets in obligations rated below B3 by Moody’s, or B- by either S&P or Fitch, or in unrated obligations considered to be of comparable quality by the Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

Under normal circumstances, the Fund intends to maintain a dollar-weighted average portfolio duration of less than three years; however, the Fund may invest in individual municipal obligations of any maturity.

The section of the Prospectus titled “Details of the Funds—Ultra-Short Municipal Income Portfolio—Process” will be deleted in its entirety and replaced with the following:

The Adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the Adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. The portfolio managers also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to federal alternative minimum tax. The Fund may not be suitable for investors subject to the federal alternative minimum tax.

The Fund may, but is not required to, use derivatives and similar instruments, such as residual interest bonds, futures contracts and options thereon, interest rate swaps and forward rate agreements, for a variety of purposes, including hedging, to seek total return or as a substitute for the purchase or sale of securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

The section of the Prospectus titled “Additional Information about the Funds' Investment Strategies and Related Risks—Temporary Defensive Investments” will be deleted in its entirety and replaced with the following:

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. For example, with respect to the Short Duration Municipal Income Portfolio, when the Adviser believes that conditions warrant, including when suitable municipal obligations are unavailable, the Fund may invest without limit in securities subject to federal income tax or in securities that pay interest income subject to the federal “alternative minimum tax.” Under such circumstances, a higher portion of the Fund’s distributions will likely be subject to federal income tax and/or the federal alternative minimum tax. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not achieve its investment objective.

The following will be added to the end of the section of the Prospectus titled “Additional Information about the Funds' Investment Strategies and Related Risks”:

State and Municipal Project-Specific Risk

The Short Duration Municipal Income Portfolio may invest in municipal securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other municipal securities. For example, the Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more states, territories and economic sectors (such as housing, hospitals, healthcare facilities or utilities). Because the Fund may invest a significant portion of its assets in obligations issued in one or more states and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. These developments or changes may include, among other things, legislative developments involving the financing of projects, judicial decisions regarding the validity of the projects or the means of financing such projects, shortages or price increases of materials needed for the project or declining needs for the projects as well as other developments that may adversely affect municipalities and other issuers of municipal securities located within the same state, such as natural disasters, health emergencies, and adverse economic, political or social environments. General obligation bonds issued by municipalities can be adversely affected by, among other things, economic downturns and other developments that result in a decline in tax revenues. Revenue bonds can be adversely affected by, among other things, the negative economic performance or viability of the facility or revenue source.

Duration

Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. Thus, the average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a shorter average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a longer average duration.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund, particularly if the Fund consists of securities with widely varying durations. As a result, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Adviser uses leverage or derivatives in connection with the management of the Fund.

Residual Interest Bonds

The Short Duration Municipal Income Portfolio may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Derivatives

The Short Duration Municipal Income Portfolio may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, to seek total return or as a substitute for the purchase or sale of securities. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments often have risks similar to those of the underlying asset or instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation.  Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

The section of the Prospectus titled “Fund Management—Portfolio Management—Ultra-Short Municipal Income Portfolio” will be deleted in its entirety and replaced with the following:

The Fund is managed by members of the Municipals Team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Julie P. Callahan, CFA, Paul Metheny, CFA and Carl Thompson, CFA.

Ms. Callahan is a Managing Director of the Adviser and Messrs. Metheny and Thompson are Executive Directors of the Adviser. Ms. Callahan and Messrs. Metheny and Thompson manage other funds and have been employed by the Morgan Stanley organization for more than five years.

The first sentence of the section of the Prospectus titled “Shareholder Information—Dividends and Distributions” will be deleted in its entirety and replaced with the following:

The Ultra-Short Income Portfolio’s policy is to declare income dividends daily on each business day and pay them monthly to shareholders. The Short Duration Municipal Income Portfolio’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a monthly dividend.

Please retain this supplement for future reference.

IFTUSMISUMPROPSPT 6/23

Statement of Additional Information Supplement

June 16, 2023

Morgan Stanley Institutional Fund Trust

Supplement dated June 16, 2023 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 27, 2023

Ultra-Short Municipal Income Portfolio (the "Fund")

Important Notice Regarding Change in Fund Name and Investment Policy

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Trust") has approved various changes to the Ultra-Short Municipal Income Portfolio (the "Fund"), including: (i) changing its name from "Ultra-Short Municipal Income Portfolio" to "Short Duration Municipal Income Portfolio"; (ii) changing its benchmark from the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index to the ICE BofA 1-3 Year US Municipal Securities Index; (iii) amending its principal investment strategy to target a dollar-weighted average portfolio duration of less than three years, under normal circumstances, change the permissible credit quality of the Fund's investments and permit investment in derivatives; and (iv) updating its dividend policy from declaring income dividends daily on each business day and paying them monthly to shareholders to declaring income dividends monthly and paying them to shareholders monthly. The Board of Trustees of the Trust also approved the elimination of the Fund's non-fundamental investment policy to not invest more than an aggregate of 10% of the net assets of the Fund, determined at the time of investment, in illiquid securities. As a result, the Fund will continue to be subject to the limitations on illiquid investments imposed by the Investment Company Act of 1940, as amended. In addition, the portfolio managers for the Fund will change from Jonas Kolk and Julie Callahan to Julie P. Callahan, Paul Meheny and Carl Thompson. Each of these changes will be effective July 31, 2023 (the "Effective Date").

Accordingly, on the Effective Date, the Statement of Additional Information will be amended as follows:

All references to "Ultra-Short Municipal Income Portfolio" will be deleted and replaced with "Short Duration Municipal Income Portfolio."

References to "Ultra-Short Municipal Income Portfolio" in the section of the Statement of Additional Information titled "The Funds' Investments and Strategies—Illiquid Investments" and in the fifth paragraph of the section of the Statement of Additional Information titled "Investment Limitations—Non-Fundamental Limitations" will be deleted. As a result, the Fund will continue to be subject to the limitations on illiquid investments imposed by the 1940 Act, as disclosed in the Statement of Additional Information.

The rows in the table of the section of the Statement of Additional Information titled "The Funds' Investments and Strategies" corresponding to "Derivatives," "Futures Contracts," "High Yield Securities" and "Swaps" with respect to the Fund will be checked.

The following will be added to the end of the "Investments" section of the table titled "The Funds' Investments and Strategies" with respect to the Fund in the Statement of Additional Information:

Residual Interest Bonds  X

The section of the Statement of Additional Information titled "The Funds' Investments and Strategies—Temporary Defensive Investments" will be deleted in its entirety and replaced with the following:

Temporary Defensive Investments. When the Adviser believes that changes in market, economic, political or other conditions make it advisable, a Fund may invest up to 100% of its assets in cash, cash equivalents and other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund's investment strategies. For example, with respect to the Short Duration Municipal Income Portfolio, when the Adviser believes that conditions warrant, including when suitable municipal obligations are unavailable, the Fund may invest without limit in securities subject to federal income tax or in securities that pay interest income subject to the federal "alternative minimum tax." Under such circumstances, a higher portion of the Fund's distributions will likely be subject to federal income tax and/or the federal alternative minimum tax. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.

The following will be added to the section of the Statement of Additional Information titled "The Funds' Investments and Strategies":

Residual Interest Bonds. The Fund may invest in residual interest bonds in a trust that holds municipal securities (a "Tender Option Bond trust" or "TOB trust"). The interest rate payable on a residual interest bond (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index) bears an inverse relationship to the interest rate on another security issued by the TOB trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund's restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement relating to a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond upon the termination of the TOB trust issuing the residual interest bond. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund's investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund's restrictions on borrowing described herein and in the Prospectus.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule"). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities' investments in, and relationships with, covered funds, as defined in the rules. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs as such programs were commonly structured prior to the effective date of the Volcker Rule and (ii) continuing relationships with or services for existing residual interest bond programs. In response to the Volcker Rule, industry participants developed alternative structures for residual interest bond programs in which service providers may be engaged to assist with establishing, structuring and sponsoring the programs. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding the residual interests. In addition, the Fund, rather than a bank entity, may act as the sponsor of the TOB trust and undertake certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, sponsoring a TOB trust may give rise to certain additional risks, including compliance, securities law and operational risks.

The following will be added after the fourth paragraph in the section of the Statement of Additional Information titled "Investment Limitations—Non-Fundamental Limitations":

With respect to the Short Duration Municipal Income Portfolio policy not to invest 25% or more of its total assets in any one industry, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and municipal obligations backed by the credit of a governmental entity are not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users and the Short Duration Municipal Income Portfolio 25% limitation would apply to such issuers. In addition, the Short Duration Municipal Income Portfolio may invest more than 25% of its total assets in certain types of municipal obligations, such as revenue bonds, and certain economic sectors, such as housing, hospitals and other health care facilities or utilities.

The table under the section of the Statement of Additional Information titled "Investment Advisory and Other Services—Other Accounts Managed by the Portfolio Managers at September 30, 2022 (unless otherwise indicated)—Ultra-Short Municipal Income" will be deleted in its entirety and replaced with the following:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Short Duration Municipal Income Portfolio
Julie P. Callahan, CFA*	9	$2.6 billion	0	$0	0	$0
Paul Metheny, CFA*	0	$0	0	$0	0	$0
Carl Thompson, CFA*	0	$0	0	$0	0	$0

*  As of May 31, 2023

The second table under the "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers at September 30, 2022 (unless otherwise indicated)—Ultra-Short Municipal Income" section will be deleted in its entirety and replaced with the following:

Fund and Portfolio Managers	Fund Holdings
Short Duration Municipal Income Portfolio
Julie P. Callahan, CFA*	None
Paul Metheny, CFA*	None
Carl Thompson, CFA*	None

*  As of May 31, 2023

Please retain this supplement for future reference.